UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 14, 2025

Date of Report (Date of earliest event reported)

GLOBALINK INVESTMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41122	36-4984573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Continental Drive, Suite 401 Newark, Delaware	19713
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +6012 405 0015

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On or about August 14, 2025, the management of Globalink Investment Inc. (the “Company”) and the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, in consultation with the Company’s accountant, determined that the Company’s previously issued (i) financial statements for the fiscal year ended December 31, 2024 (the “2024 Audited Financial Statements”) and (ii) financial statements as of and for the three months ended March 31, 2025 (the “Q1 2025 Financial Statements”) should no longer be relied upon and should be restated due to an accounting error relating to the overpayment in the redemption of the December 2024 Extension Meeting (as defined below) and an error relating to the calculation of the Per Share Redemption Price (as defined below).

In connection with a special meeting of stockholders of the Company held on December 3, 2024 (the “December 2024 Extension Meeting”), as set forth in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 6, 2024, holders of 2,285,056 shares of the Company’s common stock (the “Public Shares”) properly exercised their right to redeem (the “December 2024 Extension Redeeming Stockholders”) such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”). On December 11, 2024, a redemption payment was made by Continental Stock Transfer & Trust Company (“CST”), as trustee of the Trust Account, to the December 2024 Extension Redeeming Stockholders at a rate of $11.76793003 per share (the “December 2024 Redemption Payment”). It was later determined that the Company did not withdraw all of the interest from the Trust Account that it was allowed to withdraw to cover income and franchise taxes and, therefore, the December 2024 Payment should have been approximately $11.52149928 per share. This meant that the December 2024 Extension Redeeming Stockholders were overpaid in the amount of $0.24643075 per share (the “December 2024 Extension Overpayment Amount”).

As a result of the December 2024 Extension Overpayment Amount, the Company lacked the available amounts of interest in the Trust Account to fully cover the permitted withdrawals for income tax and franchise tax liabilities. When calculating the amount of per share redemption price (the “Per Share Redemption Price”) of the shares of common stock subject to possible redemption in the 2024 Audited Financial Statements and Q1 2025 Financial Statements, considering permitted withdrawals for income and franchise taxes, the Per Share Redemption Price was below the $10.15 reported at the initial public offering of the Company. As a result, in 2024 Audited Financial Statements and Q1 2025 Financial Statements, the Company adjusted the amount of common stock subject to possible redemption to reflect the Per Share Redemption Price reported at the initial public offering. After further review, management determined that the Per Share Redemption Price that was reported in 2024 Audited Financial Statements and Q1 2025 Financial Statements did not consider additional extension payments that were placed into the Trust Account by the Company for non-redeeming stockholders.

As a result of the foregoing, the Company intends to (i) restate the 2024 Audited Financial Statements and the notes thereto in an amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Amended 10-K”) to be filed with the SEC, (ii) restate the Q1 2025 Financial Statements (together with the 2024 Audited Financial Statements, the “Affected Financial Statements”) and the notes thereto in amendments to the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2025 (the “Amended 10-Q”) to be filed with the SEC, and (iii) amend, among other related disclosures, its Management’s Discussion and Analysis of Financial Condition and Results of Operations for the applicable periods in the Amended 10-K and Amended 10-Q.

Although the Company cannot at this time accurately estimate when it will file its restated financial statements, the Amended 10-K or the Amended 10-Q, it is diligently pursuing completion of the review and the restatements and intends to make such filings upon completion.

Although the review is not yet complete, the Company anticipates that the review will result in concluding that one or more material weakness existed in the Company’s internal control over financial reporting during the fiscal year ended December 31, 2024 and the three months ended March 31, 2025 and that the Company’s disclosure controls and procedures were not effective.

The description of the restatements and accounting errors above is preliminary, unaudited and subject to further change in connection with the ongoing review and the completion of the restatements. Accordingly, there can be no assurance as to the actual effects of the restatements or that the Company will not determine to restate any financial statements other than the Affected Financial Statements or with respect to any additional accounting errors.

Management and the Audit Committee have discussed the matters disclosed pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

Cautionary Note Regarding Forward Looking Statements:

This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995, including statements regarding the expected impacts of the restatements of the Affected Financial Statements and the Company’s plans to file the Amended 10-K and the Amended 10-Q. These statements reflect the beliefs and assumptions of the Company’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings. In addition, these risks and uncertainties include, but are not limited to, the discovery of additional information relevant to the periods covered by the Company’s financial statements for the Affected Financial Statements or other periods, changes in the effects of the restatements on the Company’s financial statements or financial results and delay in the filing of the Company’s periodic reports with the SEC, including the Amended 10-K and the Amended 10-Q, due to the Company’s efforts to complete the restatements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2025

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors